CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Douglas Lindgren, Principal Executive Officer of UBS Tamarack International Fund L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2007                       /s/ Douglas Lindgren
     ----------------------        ---------------------------------------------
                                   Douglas Lindgren, Principal Executive Officer
                                   (principal executive officer)


I, C. Philip Tazza, Principal Accounting Officer of UBS Tamarack International Fund L.L.C. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2007                      /s/ C. Philip Tazza
     ----------------------        ---------------------------------------------
                                   C. Philip Tazza, Principal
                                   Accounting Officer
                                   (principal financial officer)